Janus Henderson U.S. Real Estate ETF
Schedule of Investments
(unaudited)
July 31, 2021
Janus Detroit Street Trust 1
Shares Value
Common Stocks - 99.1%
Equity Real Estate Investment Trusts (REITs) - 93.5%
Alexandria Real Estate Equities, Inc. 3,936 $ 792,474
American Tower Corp. 1,202 339,926
Americold Realty Trust 12,987 504,545
Douglas Emmett, Inc. 7,504 250,634
Duke Realty Corp. 11,328 576,369
Equity LifeStyle Properties, Inc. 6,568 550,398
Essex Property Trust, Inc. 1,603 525,944
Invitation Homes, Inc. 10,334 420,387
MGM Growth Properties LLC - Class A 10,784 407,635
National Health Investors, Inc. 3,920 267,462
National Retail Properties, Inc. 7,568 369,848
Prologis, Inc. 9,249 1,184,242
Rexford Industrial Realty, Inc. 7,312 449,834
Sabra Health Care REIT, Inc. 21,088 392,026
SBA Communications Corp. 1,200 409,188
Spirit Realty Capital, Inc. 9,184 461,221
Sun Communities, Inc. 3,920 768,751
UDR, Inc. 11,056 607,969
VICI Properties, Inc. 20,720 646,257
9,925,110
Hotels, Restaurants & Leisure - 3.0%
Hilton Worldwide Holdings, Inc.* 2,384 313,377
Real Estate Management & Development - 2.6%
Jones Lang LaSalle, Inc.* 1,258 279,993
Total Common Stocks (cost $9,969,506) 10,518,480
Investment Companies - 0.8%
Money Market Funds - 0.8%
Invesco Government & Agency Portfolio, 0.0300%
∞
(cost $83,228) 83,228 83,228
Total Investments (total cost $10,052,734) - 99.9% 10,601,708
Cash, Receivables and Other Assets, net of Liabilities - 0.1% 12,192
Net Assets - 100.0% $10,613,900
Summary of Investments by Country - (Long Positions) (unaudited)
Country Value
% of
Investment
Securities
United States $ 10,601,708 100.0%
– –

Notes to Schedule of Investments and Other Information
(unaudited)
2 July 31, 2021
LLC Limited Liability Company
* Non-income producing security.
∞ Rate shown is the 7-day yield as of July 31, 2021.
The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of July 31, 2021 . See Notes to Financial Statements for more information.
Valuation Inputs Summary
Level 1 -
Quoted Prices
Level 2 -
Other Significant
Observable Inputs
Level 3 -
Significant
Unobservable Inputs
Assets
Investments in Securities:
Common Stocks $ 10,518,480 $ — $ —
Investment Companies 83,228 — —
Total Assets $ 10,601,708 $ — $ —

Janus Detroit Street Trust 3
Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available.
Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the London Stock Exchange. The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to:
(i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-
specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to
“odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof)
obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

4 July 31, 2021
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of
Investments and Other Information.
For additional information on the Fund. please refer to the Fund's most recent semiannual or annual shareholder report.